FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE GROUP REPORTS QUARTERLY RESULTS

Q1 2023 Record Revenue Increased 5% to $7.3 Billion

Same-Store Service & Parts Revenue Increased 10% in Retail Automotive and 11% in Retail Commercial Trucks

Selling, General and Administrative Expenses as a Percent of Gross Profit Improved Sequentially by 140 Basis Points

Net Income of $298 Million; Earnings Per Share of $4.31

Repurchased 0.9 Million Shares of Common Stock for $110.2 Million

BLOOMFIELD HILLS, MI, April 26, 2023 – Penske Automotive Group, Inc. (NYSE: PAG), a diversified international transportation services company and one of the world's premier automotive and commercial truck retailers, today announced quarterly results for the first quarter of 2023. For the quarter, revenue increased 5% to $7.3 billion, a quarterly record. Net income attributable to common stockholders decreased 19% to $298.3 million from $367.9 million, and related earnings per share decreased 9% to $4.31 from $4.76 when compared to the same period last year. Foreign currency exchange negatively impacted revenue by $294.2 million, net income attributable to common stockholders by $8.0 million, and earnings per share by $0.11. Excluding the impact from foreign currency exchange, revenue increased 9%, net income attributable to common stockholders decreased 17%, and earnings per share decreased approximately 7%.
First Quarter 2023 Operating Highlights Compared to First Quarter 2022
(Percentage Change Excluding Foreign Currency Exchange Shown in Parenthesis)
•Retail Automotive Same-Store Revenue – increased 2% (+6%)
•New Vehicle +9% (+12%); Used Vehicle -7% (-2%); Finance & Insurance -7% (-3%); Service & Parts +10% (+14%)
•Retail Automotive Same-Store Gross Profit – decreased 2% (+2%)
•New Vehicle -2% (+2%); Used Vehicle -23% (-19%); Finance & Insurance -7% (-3%); Service & Parts +9% (+12%)
•Retail Commercial Truck Same-Store Revenue – increased 10%
•New Vehicle +24%; Used Vehicle -51%; Finance & Insurance -22%; Service & Parts +11%
Commenting on the Company's financial results, Chair and CEO Roger Penske said, "I am pleased to report a strong first quarter. Despite higher interest costs, inventory challenges, and other inflationary cost pressures, our performance continues to demonstrate the benefits of the Company's diversification and the strength of its business model. Automotive retail and commercial truck retail demand for new vehicles remains strong while same store service & parts revenue increased 14% from retail automotive operations (excluding changes in foreign currency exchange) and increased 11% from commercial truck operations. In addition, I am pleased that strong expense control produced a ratio of SG&A to gross profit of 67.5%, including a sequential decline of 140 basis points when comparing the first quarter of 2023 to the fourth quarter of 2022."

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Retail Automotive Dealerships
For the three months ended March 31, 2023, total retail automotive revenue increased 4% to $6.3 billion. Same-store revenue increased 2%, including a 10% increase in service and parts revenue. Total retail automotive gross profit increased 1% to $1.1 billion, including a 2% decrease on a same-store basis. Same-store service and parts gross profit increased 9%. Excluding the impact from foreign currency exchange, total retail automotive revenue increased 9% (same-store +6%) and total retail automotive gross profit increased 5% (same-store +2%).
Beginning in the first quarter of 2023, we transitioned certain brands in the U.K. to an agency model for new vehicle sales under which these dealerships receive a fee for facilitating the sale of a new vehicle by the manufacturer. We do not record revenue for the price of the vehicle. As shown in the following schedules, the units facilitated under the agency model are shown separately as Agency units while the fee we received to facilitate the sale is included in new vehicle gross profit.
Retail Commercial Truck Dealerships
As of March 31, 2023, Premier Truck Group operated 39 North American retail commercial truck locations. For the three months ended March 31, 2023, revenue increased 13% to $895.6 million. Same-store revenue increased 10%, including an 11% increase in service and parts. Earnings before taxes decreased 2% to $57.1 million when compared to the same period in 2022.
Penske Transportation Solutions Investment
Penske Transportation Solutions ("PTS") is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. Penske Automotive Group has a 28.9% ownership interest in PTS and accounts for its ownership interest using the equity method of accounting. For the three months ended March 31, 2023, the Company recorded $80.8 million in earnings compared to $118.5 million for the same period in 2022 due to higher interest costs, a decrease in rental utilization, and a decrease in the gain on sales of vehicles. During the first quarter, PTS continued to expand its managed fleet with over 419,000 trucks, tractors, and trailers under lease, rental, and/or maintenance contracts.
Corporate Development and Capital Allocation
During the three months ended March 31, 2023, we repurchased 0.9 million shares of our common stock for $110.2 million under our securities repurchase program approved by our Board of Directors. In February 2023, our Board of Directors delegated to management an additional $250 million in authority to repurchase our outstanding securities, of which $214.1 million remained outstanding as of March 31, 2023.
Conference Call
Penske Automotive Group will host a conference call discussing financial results relating to the first quarter of 2023 on Wednesday, April 26, 2023, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (877) 336-4441 [International, please dial (409) 207-6985] using access code 6738360. The call will also be simultaneously broadcast over the Internet, available through the Investors section of the Penske Automotive Group website. Additionally, an investor presentation relating to the first quarter 2023 financial results has been posted to the Investors section of the Company's website. To access the presentation or to listen to the Company's webcast, please refer to www.penskeautomotive.com.
About Penske Automotive
Penske Automotive Group, Inc., (NYSE: PAG) headquartered in Bloomfield Hills, Michigan, is a diversified international transportation services company and one of the world's premier automotive and commercial truck retailers. PAG operates dealerships in the United States, the United Kingdom, Canada, Germany, Italy, and Japan and is one of the largest retailers of

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commercial trucks in North America for Freightliner. PAG also distributes and retails commercial vehicles, diesel and gas engines, power systems, and related parts and services principally in Australia and New Zealand. PAG employs over 27,000 people worldwide. Additionally, PAG owns 28.9% of Penske Transportation Solutions ("PTS"), a business that employs over 43,000 people worldwide, manages one of the largest, most comprehensive and modern trucking fleets in North America with over 419,000 trucks, tractors, and trailers under lease, rental, and/or maintenance contracts and provides innovative transportation, supply chain, and technology solutions to its customers. PAG is a member of the Fortune 500, Russell 1000, and Russell 3000 indexes. For additional information, visit the Company's website at www.penskeautomotive.com.
Non-GAAP Financial Measures
This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation, and amortization ("EBITDA") and leverage ratio. The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these widely accepted measures of operating profitability improve the transparency of the Company's disclosures and provide a meaningful presentation of the Company's results from its core business operations excluding the impact of items not related to the Company's ongoing core business operations and improve the period-to-period comparability of the Company's results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results and should only be considered in conjunction with the Company's financial information that is presented in accordance with GAAP.
Caution Concerning Forward Looking Statements
Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.'s financial performance and future plans. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others, those related to macro-economic, geo-political and industry conditions and events, including their impact on new and used vehicle sales, the availability of consumer credit, changes in consumer demand, consumer confidence levels, fuel prices, personal discretionary spending levels, interest rates, and unemployment rates; our ability to obtain vehicles and parts from our manufacturers, especially in light of supply chain disruptions due to natural disasters, the shortage of microchips or other components, the COVID-19 pandemic, the war in Ukraine, challenges in sourcing labor, or other disruptions; changes in the retail model either from direct sales by manufacturers, a transition to an agency model of sales, sales by online competitors, or from the expansion of electric vehicles; the continued effect of COVID-19 on the global economy, including our ability to react effectively to changing business conditions in light of the COVID-19 pandemic; the rate of inflation, including its impact on vehicle affordability; changes in interest rates and foreign currency exchange rates; our ability to consummate and integrate acquisitions; with respect to PTS, changes in the financial health of its customers, labor strikes or work stoppages by its employees, a reduction in PTS' asset utilization rates, continued availability from truck manufacturers and suppliers of vehicles and parts for its fleet, changes in values of used trucks which affects PTS' profitability on truck sales and regulatory risks and related compliance costs; our ability to realize returns on our significant capital investment in new and upgraded dealership facilities; our ability to navigate a rapidly changing automotive and truck landscape; our ability to respond to new or enhanced regulations in both our domestic and international markets relating to automotive dealerships and vehicles sales, including those related to emissions standards, as well as changes in consumer sentiment relating to commercial truck sales that may hinder our or PTS' ability to maintain, acquire, sell, or operate trucks; the success of our distribution of commercial vehicles, engines, and power systems; natural disasters; recall initiatives or other disruptions that interrupt the supply of vehicles or parts to us; the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group's

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business, markets, conditions, risks, and other uncertainties, which could affect Penske Automotive Group's future performance. The risks and uncertainties discussed above are not exhaustive and additional risk and uncertainties are addressed in Penske Automotive Group's Form 10-K for the year ended December 31, 2022, and its other filings with the Securities and Exchange Commission ("SEC"). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Inquiries should contact:

Shelley Hulgrave	Anthony Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2812	248-648-2540
shulgrave@penskeautomotive.com	tpordon@penskeautomotive.com

# # #

4

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022	Change
Revenue	$7,339.0	$6,975.4	5.2%
Cost of Sales	6,086.7	5,743.7	6.0%
Gross Profit	$1,252.3	$1,231.7	1.7%
SG&A Expenses	844.9	797.8	5.9%
Depreciation	33.9	31.9	6.3%
Operating Income	$373.5	$402.0	(7.1)%
Floor Plan Interest Expense	(27.9)	(7.5)	272.0%
Other Interest Expense	(20.8)	(16.5)	26.1%
Equity in Earnings of Affiliates	82.1	119.6	(31.4)%
Income Before Income Taxes	$406.9	$497.6	(18.2)%
Income Taxes	(107.3)	(128.1)	(16.2)%
Net Income	$299.6	$369.5	(18.9)%
Less: Income Attributable to Non-Controlling Interests	1.3	1.6	(18.8)%
Net Income Attributable to Common Stockholders	$298.3	$367.9	(18.9)%

Amounts Attributable to Common Stockholders:
Net Income	$299.6	$369.5	(18.9)%
Less: Income Attributable to Non-Controlling Interests	1.3	1.6	(18.8)%
Net Income Attributable to Common Stockholders	$298.3	$367.9	(18.9)%
Income Per Share	$4.31	$4.76	(9.5)%
Weighted Average Shares Outstanding	69.2	77.2	(10.4)%

nm – not meaningful

5

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Millions)
(Unaudited)

	March 31,	December 31,
	2023	2022
Assets:
Cash and Cash Equivalents	$100.6	$106.5
Accounts Receivable, Net	920.2	906.7
Inventories	3,630.4	3,509.1
Other Current Assets	171.7	141.9
Total Current Assets	4,822.9	4,664.2
Property and Equipment, Net	2,566.8	2,496.5
Operating Lease Right-of-Use Assets	2,375.6	2,416.1
Intangibles	2,854.8	2,845.6
Other Long-Term Assets	1,775.7	1,692.2
Total Assets	$14,395.8	$14,114.6

Liabilities and Equity:
Floor Plan Notes Payable	$1,584.2	$1,565.7
Floor Plan Notes Payable – Non-Trade	1,311.9	1,430.6
Accounts Payable	922.2	853.5
Accrued Expenses and Other Current Liabilities	861.1	788.1
Current Portion Long-Term Debt	81.5	75.2
Total Current Liabilities	4,760.9	4,713.1
Long-Term Debt	1,619.8	1,546.9
Long-Term Operating Lease Liabilities	2,302.5	2,335.7
Other Long-Term Liabilities	1,361.2	1,344.1
Total Liabilities	10,044.4	9,939.8
Equity	4,351.4	4,174.8
Total Liabilities and Equity	$14,395.8	$14,114.6

6

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Geographic Revenue Mix:
North America	58.2%	59.3%
U.K.	33.7%	32.4%
Other International	8.1%	8.3%
Total	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$6,299.8	$6,029.2
Retail Commercial Truck	895.6	792.3
Commercial Vehicle Distribution and Other	143.6	153.9
Total	$7,339.0	$6,975.4

Gross Profit: (Amounts in Millions)
Retail Automotive	$1,062.6	$1,050.7
Retail Commercial Truck	147.0	141.2
Commercial Vehicle Distribution and Other	42.7	39.8
Total	$1,252.3	$1,231.7

Gross Margin:
Retail Automotive	16.9%	17.4%
Retail Commercial Truck	16.4%	17.8%
Commercial Vehicle Distribution and Other	29.7%	25.9%
Total	17.1%	17.7%

	Three Months Ended
	March 31,
	2023	2022
Operating Items as a Percentage of Revenue:
Gross Profit	17.1%	17.7%
Selling, General and Administrative Expenses	11.5%	11.4%
Operating Income	5.1%	5.8%
Income Before Income Taxes	5.5%	7.1%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	67.5%	64.8%
Operating Income	29.8%	32.6%

	Three Months Ended
	March 31,
(Amounts in Millions)	2023	2022

EBITDA(1)	$461.6	$546.0
Floor Plan Credits	$9.9	$9.8
Rent Expense	$61.7	$60.7
_______________________
(1)See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022	Change
Retail Automotive Units:
New Retail	47,662	45,528	4.7%
Used Retail	67,836	68,231	(0.6)%
Total Retail	115,498	113,759	1.5%
New Agency	6,933	—	nm
Total Retail and Agency	122,431	113,759	7.6%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,721.3	$2,445.5	11.3%
Used Vehicles	2,297.1	2,422.9	(5.2)%
Finance and Insurance, Net	206.8	217.3	(4.8)%
Service and Parts	683.0	586.2	16.5%
Fleet and Wholesale	391.6	357.3	9.6%
Total Revenue	$6,299.8	$6,029.2	4.5%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$313.8	$311.4	0.8%
Used Vehicles	122.6	155.8	(21.3)%
Finance and Insurance, Net	206.8	217.3	(4.8)%
Service and Parts	398.9	350.5	13.8%
Fleet and Wholesale	20.5	15.7	30.6%
Total Gross Profit	$1,062.6	$1,050.7	1.1%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles (excluding agency)	$56,822	$53,714	5.8%
Used Vehicles	33,863	35,510	(4.6)%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles (excluding agency)	$6,315	$6,840	(7.7)%
Used Vehicles	1,808	2,284	(20.8)%
Finance and Insurance (excluding agency)	1,773	1,910	(7.2)%
Agency	2,128	—	nm

Retail Automotive Gross Margin:
New Vehicles	11.5%	12.7%	(120)bps
Used Vehicles	5.3%	6.4%	(110)bps
Service and Parts	58.4%	59.8%	(140)bps
Fleet and Wholesale	5.2%	4.4%	+80bps
Total Gross Margin	16.9%	17.4%	(50)bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	43.2%	40.6%	+260bps
Used Vehicles	36.5%	40.2%	(370)bps
Finance and Insurance, Net	3.3%	3.6%	(30)bps
Service and Parts	10.8%	9.7%	+110bps
Fleet and Wholesale	6.2%	5.9%	+30bps
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	29.5%	29.6%	(10)bps
Used Vehicles	11.5%	14.8%	(330)bps
Finance and Insurance, Net	19.5%	20.7%	(120)bps
Service and Parts	37.5%	33.4%	+410bps
Fleet and Wholesale	2.0%	1.5%	+50bps
Total	100.0%	100.0%

8

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations Same-Store
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022	Change
Retail Automotive Same-Store Units:
New Retail	46,200	45,246	2.1%
Used Retail	65,545	67,029	(2.2)%
Total Retail	111,745	112,275	(0.5)%
New Agency	5,874	—	nm
Total Retail and Agency	117,619	112,275	4.8%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,646.8	$2,434.7	8.7%
Used Vehicles	2,216.3	2,387.8	(7.2)%
Finance and Insurance, Net	200.4	215.8	(7.1)%
Service and Parts	642.9	582.6	10.4%
Fleet and Wholesale	381.0	351.3	8.5%
Total Revenue	$6,087.4	$5,972.2	1.9%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$305.4	$310.6	(1.7)%
Used Vehicles	119.3	154.4	(22.7)%
Finance and Insurance, Net	200.4	215.8	(7.1)%
Service and Parts	379.1	348.2	8.9%
Fleet and Wholesale	20.6	15.6	32.1%
Total Gross Profit	$1,024.8	$1,044.6	(1.9)%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles (excluding agency)	$57,058	$53,810	6.0%
Used Vehicles	33,813	35,624	(5.1)%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles (excluding agency)	$6,383	$6,866	(7.0)%
Used Vehicles	1,821	2,303	(20.9)%
Finance and Insurance (excluding agency)	1,776	1,922	(7.6)%
Agency	2,123	—	nm

Retail Automotive Same-Store Gross Margin:
New Vehicles	11.5%	12.8%	(130)bps
Used Vehicles	5.4%	6.5%	(110)bps
Service and Parts	59.0%	59.8%	(80)bps
Fleet and Wholesale	5.4%	4.4%	+100bps
Total Gross Margin	16.8%	17.5%	(70)bps

Retail Automotive Same-Store Revenue Mix Percentages:
New Vehicles	43.5%	40.8%	+270bps
Used Vehicles	36.4%	40.0%	(360)bps
Finance and Insurance, Net	3.3%	3.6%	(30)bps
Service and Parts	10.6%	9.8%	+80bps
Fleet and Wholesale	6.2%	5.8%	+40bps
Total	100.0%	100.0%

Retail Automotive Same-Store Gross Profit Mix Percentages:
New Vehicles	29.8%	29.7%	+10bps
Used Vehicles	11.6%	14.8%	(320)bps
Finance and Insurance, Net	19.6%	20.7%	(110)bps
Service and Parts	37.0%	33.3%	+370bps
Fleet and Wholesale	2.0%	1.5%	+50bps
Total	100.0%	100.0%

9

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022	Change
Retail Commercial Truck Units:
New Retail	4,517	3,855	17.2%
Used Retail	655	837	(21.7)%
Total	5,172	4,692	10.2%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$600.2	$471.7	27.2%
Used Vehicles	49.5	100.3	(50.6)%
Finance and Insurance, Net	5.0	6.4	(21.9)%
Service and Parts	228.0	197.0	15.7%
Wholesale and Other	12.9	16.9	(23.7)%
Total Revenue	$895.6	$792.3	13.0%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$32.5	$29.0	12.1%
Used Vehicles	5.4	15.9	(66.0)%
Finance and Insurance, Net	5.0	6.4	(21.9)%
Service and Parts	98.3	83.8	17.3%
Wholesale and Other	5.8	6.1	(4.9)%
Total Gross Profit	$147.0	$141.2	4.1%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$132,884	$122,357	8.6%
Used Vehicles	75,640	119,847	(36.9)%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$7,190	$7,511	(4.3)%
Used Vehicles	8,195	18,961	(56.8)%
Finance and Insurance	961	1,362	(29.4)%

Retail Commercial Truck Gross Margin:
New Vehicles	5.4%	6.1%	(70)bps
Used Vehicles	10.9%	15.9%	(500)bps
Service and Parts	43.1%	42.5%	+60bps
Wholesale and Other	45.0%	36.1%	+890bps
Total Gross Margin	16.4%	17.8%	(140)bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	67.0%	59.5%	+750bps
Used Vehicles	5.5%	12.7%	(720)bps
Finance and Insurance, Net	0.6%	0.8%	(20)bps
Service and Parts	25.5%	24.9%	+60bps
Wholesale and Other	1.4%	2.1%	(70)bps
Total	100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	22.1%	20.5%	+160bps
Used Vehicles	3.7%	11.3%	(760)bps
Finance and Insurance, Net	3.4%	4.5%	(110)bps
Service and Parts	66.9%	59.3%	+760bps
Wholesale and Other	3.9%	4.4%	(50)bps
Total	100.0%	100.0%

10

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations Same-Store
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022	Change
Retail Commercial Truck Same-Store Units:
New Retail	4,332	3,822	13.3%
Used Retail	642	831	(22.7)%
Total	4,974	4,653	6.9%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$579.8	$467.4	24.0%
Used Vehicles	48.5	99.7	(51.4)%
Finance and Insurance, Net	4.9	6.3	(22.2)%
Service and Parts	215.3	193.6	11.2%
Wholesale and Other	12.8	16.9	(24.3)%
Total Revenue	$861.3	$783.9	9.9%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$31.1	$28.7	8.4%
Used Vehicles	5.2	15.8	(67.1)%
Finance and Insurance, Net	4.9	6.3	(22.2)%
Service and Parts	92.2	82.5	11.8%
Wholesale and Other	5.7	6.2	(8.1)%
Total Gross Profit	$139.1	$139.5	(0.3)%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$133,835	$122,291	9.4%
Used Vehicles	75,572	119,983	(37.0)%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$7,187	$7,501	(4.2)%
Used Vehicles	8,157	19,011	(57.1)%
Finance and Insurance	976	1,364	(28.4)%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	5.4%	6.1%	(70)bps
Used Vehicles	10.7%	15.8%	(510)bps
Service and Parts	42.8%	42.6%	+20bps
Wholesale and Other	44.5%	36.7%	+780bps
Total Gross Margin	16.2%	17.8%	(160)bps

Retail Commercial Truck Same-Store Revenue Mix Percentages:
New Vehicles	67.3%	59.6%	+770bps
Used Vehicles	5.6%	12.7%	(710)bps
Finance and Insurance, Net	0.6%	0.8%	(20)bps
Service and Parts	25.0%	24.7%	+30bps
Wholesale and Other	1.5%	2.2%	(70)bps
Total	100.0%	100.0%

Retail Commercial Truck Same-Store Gross Profit Mix Percentages:
New Vehicles	22.4%	20.6%	+180bps
Used Vehicles	3.7%	11.3%	(760)bps
Finance and Insurance, Net	3.5%	4.5%	(100)bps
Service and Parts	66.3%	59.1%	+720bps
Wholesale and Other	4.1%	4.5%	(40)bps
Total	100.0%	100.0%

11

PENSKE AUTOMOTIVE GROUP, INC.
Supplemental Data
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	25%	25%
Audi	11%	11%
Mercedes-Benz	10%	10%
Land Rover / Jaguar	9%	7%
Porsche	8%	7%
Ferrari / Maserati	3%	3%
Lexus	3%	3%
Acura	1%	1%
Bentley	1%	1%
Others	1%	2%
Total Premium	72%	70%
Volume Non-U.S.:
Toyota	9%	11%
Honda	5%	5%
Volkswagen	2%	2%
Hyundai	1%	1%
Others	2%	1%
Total Volume Non-U.S.	19%	20%
U.S.:
General Motors / Stellantis	1%	1%
CarShop Used Vehicle Centers	8%	9%
Total	100%	100%

	Three Months Ended
	March 31,
Capital Expenditures / Stock Repurchases:	2023		2022
(Amounts in Millions)
Capital expenditures	$	102.4	$	56.2
Cash paid for acquisitions, net of cash acquired	$	—	$	93.6
Stock repurchases:
Aggregate purchase price	$	110.2	$	119.2
Shares repurchased		0.9		1.2

Balance Sheet and Other Highlights:	March 31, 2023	December 31, 2022
(Amounts in Millions)
Cash and Cash Equivalents	$100.6	$106.5
Inventories	$3,630.4	$3,509.1
Total Floor Plan Notes Payable	$2,896.1	$2,996.3
Total Long-Term Debt	$1,701.3	$1,622.1
Equity	$4,351.4	$4,174.8

Debt to Total Capitalization Ratio	28.1%	28.0%
Leverage Ratio (1)	0.9x	0.8x
New vehicle days' supply	26 days	25 days
Used vehicle days' supply	39 days	53 days
__________________________
(1)See the following Non-GAAP reconciliation table

12

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliations
(Unaudited)

The following table reconciles the leverage ratio as of March 31, 2023, and December 31, 2022:

	Nine	Three	Trailing Twelve	Twelve
	Months Ended	Months Ended	Months Ended	Months Ended
(Amounts in Millions)	December 31, 2022	March 31, 2023	March 31, 2023	December 31, 2022

Net Income	$1,016.7	$299.6	$1,316.3	$1,386.2
Add: Depreciation	95.4	33.9	129.3	127.3
Other Interest Expense	53.9	20.8	74.7	70.4
Income Taxes	344.9	107.3	452.2	473.0
EBITDA	$1,510.9	$461.6	$1,972.5	$2,056.9

Total Non-Vehicle Long-Term Debt			$1,701.3	$1,622.1
Leverage Ratio			0.9x	0.8x

The following table reconciles reported net income to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the three months ended March 31, 2023 and 2022:

	Three Months Ended
	March 31,		2023 vs. 2022
(Amounts in Millions)	2023	2022	Change	% Change

Net Income	$299.6	$369.5	$(69.9)	(18.9)%
Add: Depreciation	33.9	31.9	2.0	6.3%
Other Interest Expense	20.8	16.5	4.3	26.1%
Income Taxes	107.3	128.1	(20.8)	(16.2)%
EBITDA	$461.6	$546.0	$(84.4)	(15.5)%
# # # # # # #

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